Exhibit 99.2

Genworth Financial

# FIRST QUARTER FINANCIAL SUPPLEMENT

MARCH 31, 2011

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures and Selected Operating Performance Measures	4
Financial Highlights	5

First Quarter Results
Net Income	7
Net Operating Income (Loss) by Segment	8
Consolidated Net Income (Loss) by Quarter	9
Net Operating Income (Loss) by Segment by Quarter	10
Consolidated Balance Sheets	11-12
Consolidated Balance Sheets by Segment	13-14
Deferred Acquisition Costs Rollforward	15

Quarterly Results by Segment
Net Operating Income (Loss) by Segment	17-18
Net Operating Income and Sales—Retirement and Protection	20-29
Net Operating Income and Sales—International	31-41
Net Operating Loss and Sales—U.S. Mortgage Insurance	43-52
Net Operating Loss—Corporate and Other	54

Additional Financial Data
Investments Summary	56
Fixed Maturity Securities Summary	57
Commercial Mortgage Loans Summary	58-59
General Account GAAP Net Investment Income Yields	60
Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail	61

Reconciliations of Non-GAAP Measures
Reconciliation of Operating Return On Equity (ROE)	63
Reconciliation of Expense Ratio	64
Reconciliation of Core Premiums	65
Reconciliation of Core Yield	66

Corporate Information
Industry Ratings	68-69

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Dear Investor,

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Alicia Charity

Senior Vice President

Investor Relations

804 662.2248

Diana Hickert-Hill

Vice President

Investor Relations

804 662.2643

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding net income attributable to noncontrolling interests, after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies. There were no infrequent or unusual non-operating items excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders during the periods other than a $106 million tax benefit related to separation from the company’s former parent recorded in the first quarter of 2010. The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the three months ended March 31, 2011 and 2010. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 63 through 66 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life, long-term care and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, term universal life insurance, linked-benefits, spread-based and variable products; (3) gross and net flows, which represent gross flows less redemptions, for the wealth management business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for the lifestyle protection insurance business; (5) new insurance written for mortgage insurance; and (6) written premiums, net of cancellations, for the Mexican insurance operations, which in each case reflects the amount of business the company generated during each period presented. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the company’s financial statements. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, we have computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada, Australia and New Zealand. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers assets under management for the wealth management business, insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as they specifically impact current and future loss reserves and level of claim payments.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$12,457	$12,369	$12,518	$12,600	$12,544
Total accumulated other comprehensive income (loss)	1,620	1,492	2,484	1,331	347

Total Genworth Financial, Inc.’s stockholders’ equity	$14,077	$13,861	$15,002	$13,931	$12,891

Book value per common share	$28.70	$28.31	$30.64	$28.48	$26.36
Book value per common share, excluding accumulated other comprehensive income (loss)	$25.40	$25.26	$25.57	$25.76	$25.65
Common shares outstanding as of the balance sheet date	490.5	489.7	489.6	489.2	489.1

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
GAAP Basis ROE	0.4%	1.1%	2.7%	2.3%	1.5%
Operating ROE(1)	0.9%	1.0%	2.8%	3.3%	2.5%

	Three months ended
Quarterly Average ROE	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
GAAP Basis ROE	2.6%	-5.2%	2.6%	1.3%	5.7%
Operating ROE(1)	3.2%	-4.3%	0.9%	3.8%	3.7%

Basic and Diluted Shares	Three months ended March 31, 2011
Weighted-average shares used in basic earnings per common share calculations	490.1
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	4.3

Weighted-average shares used in diluted earnings per common share calculations	494.4

(1)	See page 63 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

First Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Income

(amounts in millions)

	Three months ended March 31,
	2011	2010
REVENUES:
Premiums	$1,437	$1,470
Net investment income	830	765
Net investment gains (losses)	(28)	(70)
Insurance and investment product fees and other	329	256

Total revenues	2,568	2,421

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,409	1,315
Interest credited	201	213
Acquisition and operating expenses, net of deferrals	500	475
Amortization of deferred acquisition costs and intangibles	185	184
Interest expense	127	115

Total benefits and expenses	2,422	2,302

INCOME BEFORE INCOME TAXES	146	119
Provision (benefit) for income taxes	30	(93)
Effective tax rate	20.5%	-78.2%

NET INCOME	116	212
Less: net income attributable to noncontrolling interests	34	34

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$82	$178

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

		Three months ended March 31,
		2011	2010
	Retirement and Protection:
	Wealth Management	$10	$11
	Retirement Income	25	34
	Life Insurance	52	37
	Long-Term Care	40	40

	Total Retirement and Protection	127	122
	International:
International Mortgage Insurance	—Canada	51	41
	—Australia	52	43
	—Other	(4)	(5)
	Lifestyle Protection Insurance	25	12

	Total International	124	91
	U.S. Mortgage Insurance	(81)	(36)
	Corporate and Other	(72)	(63)

	NET OPERATING INCOME	98	114

	ADJUSTMENTS TO NET OPERATING INCOME:
	Net investment gains (losses), net of taxes and other adjustments(1)	(16)	(42)
	Net tax benefit related to separation from the company’s former parent	—	106

	NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	82	178
	Add: net income attributable to noncontrolling interests	34	34

	NET INCOME	$116	$212

	Earnings Per Share Data:
	Net income available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$0.17	$0.36
	Diluted	$0.17	$0.36
	Net operating income per common share
	Basic	$0.20	$0.23
	Diluted	$0.20	$0.23
	Weighted-average shares outstanding
	Basic	490.1	488.8
	Diluted	494.4	493.5

(1)	See page 61 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,437	$1,467	$1,447	$1,470	$1,470	$5,854
Net investment income	830	863	815	823	765	3,266
Net investment gains (losses)	(28)	(39)	105	(139)	(70)	(143)
Insurance and investment product fees and other	329	300	300	256	256	1,112

Total revenues	2,568	2,591	2,667	2,410	2,421	10,089

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,409	1,837	1,502	1,340	1,315	5,994
Interest credited	201	205	212	211	213	841
Acquisition and operating expenses, net of deferrals	500	519	472	499	475	1,965
Amortization of deferred acquisition costs and intangibles	185	166	227	179	184	756
Interest expense	127	119	114	109	115	457

Total benefits and expenses	2,422	2,846	2,527	2,338	2,302	10,013

INCOME (LOSS) BEFORE INCOME TAXES	146	(255)	140	72	119	76
Provision (benefit) for income taxes	30	(129)	18	(5)	(93)	(209)

NET INCOME (LOSS)	116	(126)	122	77	212	285
Less: net income attributable to noncontrolling interests	34	35	39	35	34	143

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$82	$(161)	$83	$42	$178	$142

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.17	$(0.33)	$0.17	$0.09	$0.36	$0.29
Diluted	$0.17	$(0.33)	$0.17	$0.08	$0.36	$0.29
Weighted-average shares outstanding
Basic	490.1	489.6	489.5	489.1	488.8	489.3
Diluted	494.4	489.6	493.9	494.2	493.5	493.9

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

		2011	2010
		1Q	4Q	3Q	2Q	1Q	Total
	Retirement and Protection:
	Wealth Management	$10	$11	$8	$10	$11	$40
	Retirement Income	25	42	26	25	34	127
	Life Insurance	52	42	33	32	37	144
	Long-Term Care	40	43	44	47	40	174

	Total Retirement and Protection	127	138	111	114	122	485
	International:
International Mortgage Insurance	—Canada	51	46	44	45	41	176
	—Australia	52	55	48	59	43	205
	—Other	(4)	(3)	1	(11)	(5)	(18)
	Lifestyle Protection Insurance	25	19	28	12	12	71

	Total International	124	117	121	105	91	434
	U.S. Mortgage Insurance	(81)	(352)	(152)	(40)	(36)	(580)
	Corporate and Other	(72)	(38)	(51)	(61)	(63)	(213)

	NET OPERATING INCOME (LOSS)	98	(135)	29	118	114	126

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Net investment gains (losses), net of taxes and other adjustments	(16)	(26)	54	(76)	(42)	(90)
	Net tax benefit related to separation from the company’s former parent	—	—	—	—	106	106

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	82	(161)	83	42	178	142
	Add: net income attributable to noncontrolling interests	34	35	39	35	34	143

	NET INCOME (LOSS)	$116	$(126)	$122	$77	$212	$285

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$0.17	$(0.33)	$0.17	$0.09	$0.36	$0.29
	Diluted	$0.17	$(0.33)	$0.17	$0.08	$0.36	$0.29
	Net operating income (loss) per common share
	Basic	$0.20	$(0.28)	$0.06	$0.24	$0.23	$0.26
	Diluted	$0.20	$(0.28)	$0.06	$0.24	$0.23	$0.25
	Weighted-average shares outstanding
	Basic	490.1	489.6	489.5	489.1	488.8	489.3
	Diluted	494.4	489.6	493.9	494.2	493.5	493.9

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$54,998	$55,183	$56,356	$53,386	$52,040
Equity securities available-for-sale, at fair value	355	332	223	199	179
Commercial mortgage loans	6,600	6,718	6,929	7,208	7,336
Restricted commercial mortgage loans related to securitization entities	485	507	522	535	552
Policy loans	1,480	1,471	1,480	1,467	1,408
Other invested assets	3,752	3,854	5,320	4,042	3,972
Restricted other invested assets related to securitization entities	376	372	378	374	385

Total investments	68,046	68,437	71,208	67,211	65,872
Cash and cash equivalents	3,742	3,132	3,598	4,586	3,466
Accrued investment income	794	733	760	696	775
Deferred acquisition costs	7,334	7,256	7,055	7,170	7,252
Intangible assets	713	741	647	789	863
Goodwill	1,331	1,329	1,321	1,313	1,319
Reinsurance recoverable	17,102	17,191	17,223	17,279	17,333
Other assets	883	810	958	1,024	934
Deferred tax asset	1,188	1,100	867	—	18
Separate account assets	11,807	11,666	11,063	10,284	11,261

Total assets	$112,940	$112,395	$114,700	$110,352	$109,093

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$30,872	$30,717	$30,758	$29,929	$29,686
Policyholder account balances	26,399	26,978	27,714	28,338	28,107
Liability for policy and contract claims	6,959	6,933	6,448	6,302	6,389
Unearned premiums	4,529	4,541	4,492	4,238	4,571
Other liabilities	6,189	6,085	6,949	6,287	6,185
Borrowings related to securitization entities	489	494	502	525	551
Non-recourse funding obligations	3,431	3,437	3,437	3,437	3,437
Short-term borrowings	—	—	730	730	930
Long-term borrowings	5,347	4,952	4,373	4,331	3,638
Deferred tax liability	1,689	1,621	2,163	904	313
Separate account liabilities	11,807	11,666	11,063	10,284	11,261

Total liabilities	97,711	97,424	98,629	95,305	95,068

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,101	12,095	12,084	12,078	12,064

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	77	21	730	208	(652)
Net unrealized gains (losses) on other-than-temporarily impaired securities	(114)	(121)	(143)	(179)	(208)

Net unrealized investment gains (losses)	(37)	(100)	587	29	(860)

Derivatives qualifying as hedges	864	924	1,354	1,162	777
Foreign currency translation and other adjustments	793	668	543	140	430

Total accumulated other comprehensive income (loss)	1,620	1,492	2,484	1,331	347
Retained earnings	3,055	2,973	3,133	3,221	3,179
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,077	13,861	15,002	13,931	12,891
Noncontrolling interests	1,152	1,110	1,069	1,116	1,134

Total stockholders’ equity	15,229	14,971	16,071	15,047	14,025

Total liabilities and stockholders’ equity	$112,940	$112,395	$114,700	$110,352	$109,093

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2011
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$49,170	$11,695	$2,812	$8,905	$72,582
Deferred acquisition costs and intangible assets	8,491	794	50	43	9,378
Reinsurance recoverable	16,696	72	333	1	17,102
Deferred tax and other assets	458	277	794	542	2,071
Separate account assets	11,807	—	—	—	11,807

Total assets	$86,622	$12,838	$3,989	$9,491	$112,940

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$30,872	$—	$—	$—	$30,872
Policyholder account balances	21,996	19	—	4,384	26,399
Liability for policy and contract claims	4,026	712	2,220	1	6,959
Unearned premiums	577	3,847	105	—	4,529
Non-recourse funding obligations	3,531	—	—	(100)	3,431
Deferred tax and other liabilities	3,869	1,491	208	2,310	7,878
Borrowings and capital securities	—	438	—	5,398	5,836
Separate account liabilities	11,807	—	—	—	11,807

Total liabilities	76,678	6,507	2,533	11,993	97,711

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,822	4,310	1,516	(2,191)	12,457
Allocated accumulated other comprehensive income (loss)	1,122	869	(60)	(311)	1,620

Total Genworth Financial, Inc.’s stockholders’ equity	9,944	5,179	1,456	(2,502)	14,077
Noncontrolling interests	—	1,152	—	—	1,152

Total stockholders’ equity	9,944	6,331	1,456	(2,502)	15,229

Total liabilities and stockholders’ equity	$86,622	$12,838	$3,989	$9,491	$112,940

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2010
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$49,145	$11,329	$2,639	$9,189	$72,302
Deferred acquisition costs and intangible assets	8,447	787	47	45	9,326
Reinsurance recoverable	16,664	63	463	1	17,191
Deferred tax and other assets	430	243	726	511	1,910
Separate account assets	11,666	—	—	—	11,666

Total assets	$86,352	$12,422	$3,875	$9,746	$112,395

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$30,717	$—	$—	$—	$30,717
Policyholder account balances	22,197	18	—	4,763	26,978
Liability for policy and contract claims	3,955	695	2,282	1	6,933
Unearned premiums	582	3,854	105	—	4,541
Non-recourse funding obligations	3,537	—	—	(100)	3,437
Deferred tax and other liabilities	3,796	1,377	222	2,311	7,706
Borrowings and capital securities	—	428	—	5,018	5,446
Separate account liabilities	11,666	—	—	—	11,666

Total liabilities	76,450	6,372	2,609	11,993	97,424

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,725	4,183	1,323	(1,862)	12,369
Allocated accumulated other comprehensive income (loss)	1,177	757	(57)	(385)	1,492

Total Genworth Financial, Inc.’s stockholders’ equity	9,902	4,940	1,266	(2,247)	13,861
Noncontrolling interests	—	1,110	—	—	1,110

Total stockholders’ equity	9,902	6,050	1,266	(2,247)	14,971

Total liabilities and stockholders’ equity	$86,352	$12,422	$3,875	$9,746	$112,395

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of December 31, 2010	$6,791	$622	$34	$3	$7,450
Costs deferred	180	43	6	—	229
Amortization, net of interest accretion(1)	(89)	(62)	(3)	—	(154)
Impact of foreign currency translation	—	24	—	—	24

Unamortized balance as of March 31, 2011	6,882	627	37	3	7,549
Effect of accumulated net unrealized investment (gains) losses	(215)	—	—	—	(215)

Balance as of March 31, 2011	$6,667	$627	$37	$3	$7,334

(1)	Amortization, net of interest accretion, includes $(4) million of amortization related to net investment gains (losses) for the policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International					U.S. Mortgage Insurance	Corporate and Other (1)
Three months ended March 31, 2011	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$20	$222	$576	$818	$156	$93	$13	$215	$477	$142	$—	$1,437
Net investment income	—	267	130	231	628	48	43	4	48	143	33	26	830
Net investment gains (losses)	—	(20)	—	(8)	(28)	3	—	1	2	6	1	(7)	(28)
Insurance and investment product fees and other	110	60	143	7	320	—	—	1	5	6	1	2	329

Total revenues	110	327	495	806	1,738	207	136	19	270	632	177	21	2,568

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	116	258	615	989	59	42	8	32	141	279	—	1,409
Interest credited	—	105	63	—	168	—	—	—	—	—	—	33	201
Acquisition and operating expenses, net of deferrals	92	49	29	103	273	23	16	11	148	198	34	(5)	500
Amortization of deferred acquisition costs and intangibles	1	37	38	35	111	14	12	1	40	67	4	3	185
Interest expense	—	—	26	—	26	6	—	—	13	19	—	82	127

Total benefits and expenses	93	307	414	753	1,567	102	70	20	233	425	317	113	2,422

INCOME (LOSS) BEFORE INCOME TAXES	17	20	81	53	171	105	66	(1)	37	207	(140)	(92)	146
Provision (benefit) for income taxes	7	5	29	18	59	19	14	3	10	46	(59)	(16)	30

NET INCOME (LOSS)	10	15	52	35	112	86	52	(4)	27	161	(81)	(76)	116
Less: net income attributable to noncontrolling interests	—	—	—	—	—	34	—	—	—	34	—	—	34

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	10	15	52	35	112	52	52	(4)	27	127	(81)	(76)	82

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	10	—	5	15	(1)	—	—	(2)	(3)	—	4	16
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$10	$25	$52	$40	$127	$51	$52	$(4)	$25	$124	$(81)	$(72)	$98

Effective tax rate (operating income (loss))(2)	42.3%	28.0%	35.5%	35.8%	34.9%	9.1%	21.7%	-113.4%	26.3%	19.9%	42.4%	16.4%	20.3%

(1)	Includes inter-segment eliminations and non-strategic products.

(2)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International
Three months ended March 31, 2010	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance	Corporate and Other(1)	Total
REVENUES:
Premiums	$—	$36	$229	$559	$824	$147	$84	$15	$258	$504	$142	$—	$1,470
Net investment income	—	276	106	212	594	45	37	3	47	132	30	9	765
Net investment gains (losses)	—	(43)	(26)	2	(67)	5	—	2	2	9	4	(16)	(70)
Insurance and investment product fees and other	81	52	104	5	242	—	1	1	4	6	5	3	256

Total revenues	81	321	413	778	1,593	197	122	21	311	651	181	(4)	2,421

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	136	228	581	945	56	36	14	68	174	196	—	1,315
Interest credited	—	113	60	1	174	—	—	—	—	—	—	39	213
Acquisition and operating expenses, net of deferrals	66	35	37	92	230	22	16	11	154	203	34	8	475
Amortization of deferred acquisition costs and intangibles	1	19	45	40	105	12	9	1	50	72	3	4	184
Interest expense	—	—	22	—	22	—	—	—	23	23	—	70	115

Total benefits and expenses	67	303	392	714	1,476	90	61	26	295	472	233	121	2,302

INCOME (LOSS) BEFORE INCOME TAXES	14	18	21	64	117	107	61	(5)	16	179	(52)	(125)	119
Provision (benefit) for income taxes	3	4	3	23	33	30	18	(1)	3	50	(19)	(157)	(93)

NET INCOME (LOSS)	11	14	18	41	84	77	43	(4)	13	129	(33)	32	212
Less: net income attributable to noncontrolling interests	—	—	—	—	—	34	—	—	—	34	—	—	34

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	11	14	18	41	84	43	43	(4)	13	95	(33)	32	178

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	20	19	(1)	38	(2)	—	(1)	(1)	(4)	(3)	11	42
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	—	—	—	—	(106)	(106)

NET OPERATING INCOME (LOSS)	$11	$34	$37	$40	$122	$41	$43	$(5)	$12	$91	$(36)	$(63)	$114

Effective tax rate (operating income (loss))	23.7%	31.1%	25.9%	35.9%	30.7%	26.7%	29.4%	28.8%	14.9%	26.6%	36.5%	42.1%	15.2%

(1)	Includes inter-segment eliminations and non-strategic products.

Retirement and Protection

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income—Retirement and Protection

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$818	$835	$845	$822	$824	$3,326
Net investment income	628	651	630	630	594	2,505
Net investment gains (losses)	(28)	(57)	57	(69)	(67)	(136)
Insurance and investment product fees and other	320	290	278	260	242	1,070

Total revenues	1,738	1,719	1,810	1,643	1,593	6,765

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	989	1,020	990	961	945	3,916
Interest credited	168	171	174	176	174	695
Acquisition and operating expenses, net of deferrals	273	269	254	252	230	1,005
Amortization of deferred acquisition costs and intangibles	111	88	159	104	105	456
Interest expense	26	27	26	29	22	104

Total benefits and expenses	1,567	1,575	1,603	1,522	1,476	6,176

INCOME BEFORE INCOME TAXES	171	144	207	121	117	589
Provision for income taxes	59	41	72	40	33	186

NET INCOME	112	103	135	81	84	403

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	15	35	(24)	33	38	82

NET OPERATING INCOME	$127	$138	$111	$114	$122	$485

Effective tax rate (operating income)	34.9%	31.0%	34.4%	33.4%	30.7%	32.3%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	—
Insurance and investment product fees and other	110	93	89	89	81	352

Total revenues	110	93	89	89	81	352

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	92	76	73	72	66	287
Amortization of deferred acquisition costs and intangibles	1	1	1	1	1	4
Interest expense	—	—	—	—	—	—

Total benefits and expenses	93	77	74	73	67	291

INCOME BEFORE INCOME TAXES	17	16	15	16	14	61
Provision for income taxes	7	5	7	6	3	21

NET INCOME	10	11	8	10	11	40

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—

NET OPERATING INCOME	$10	$11	$8	$10	$11	$40

Effective tax rate (operating income)	42.3%	30.3%	47.1%	36.0%	23.7%	34.4%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,785	$1,334	$1,189	$1,195	$1,265	$4,983
Dedicated Sales Specialists	273	248	165	167	210	790

Total Sales	$2,058	$1,582	$1,354	$1,362	$1,475	$5,773

ASSETS UNDER MANAGEMENT:
Beginning of period	$24,740	$21,160	$19,548	$20,037	$18,865	$18,865
Gross flows	2,058	1,582	1,354	1,362	1,475	5,773
Redemptions	(1,703)	(936)	(893)	(926)	(971)	(3,726)

Net flows	355	646	461	436	504	2,047
Market performance	456	745	1,151	(925)	668	1,639
Acquisition(1)	—	2,189	—	—	—	2,189

End of period	$25,551	$24,740	$21,160	$19,548	$20,037	$24,740

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Investment Services, Inc., Genworth Financial Trust Company, Centurion Financial Advisers, Inc., Quantavis Consulting, Inc. and the Altegris companies.

(1)

On December 31, 2010, we acquired the operating assets of Altegris Capital, LLC (“Altegris”). Altegris provides a platform of alternative investments including hedge funds and managed futures products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income—Retirement Income

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$20	$45	$42	$32	$36	$155
Net investment income	267	278	276	281	276	1,111
Net investment gains (losses)	(20)	(20)	75	(66)	(43)	(54)
Insurance and investment product fees and other	60	56	54	53	52	215

Total revenues	327	359	447	300	321	1,427

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	116	139	149	139	136	563
Interest credited	105	109	111	114	113	447
Acquisition and operating expenses, net of deferrals	49	39	35	36	35	145
Amortization of deferred acquisition costs and intangibles	37	36	60	25	19	140
Interest expense	—	—	—	—	—	—

Total benefits and expenses	307	323	355	314	303	1,295

INCOME (LOSS) BEFORE INCOME TAXES	20	36	92	(14)	18	132
Provision (benefit) for income taxes	5	6	29	(7)	4	32

NET INCOME (LOSS)	15	30	63	(7)	14	100

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	10	12	(37)	32	20	27

NET OPERATING INCOME	$25	$42	$26	$25	$34	$127

Effective tax rate (operating income)	28.0%	24.7%	26.1%	26.0%	31.1%	27.0%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	5	5	5	4	4	18
Net investment gains (losses)	(7)	(9)	70	(19)	(15)	27
Insurance and investment product fees and other	58	55	52	51	50	208

Total revenues	56	51	127	36	39	253

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	6	6	10	12	9	37
Interest credited	2	2	2	3	2	9
Acquisition and operating expenses, net of deferrals	30	21	19	20	18	78
Amortization of deferred acquisition costs and intangibles	11	7	32	20	(2)	57
Interest expense	—	—	—	—	—	—

Total benefits and expenses	49	36	63	55	27	181

INCOME (LOSS) BEFORE INCOME TAXES	7	15	64	(19)	12	72
Provision (benefit) for income taxes	—	(2)	20	(9)	1	10

NET INCOME (LOSS)	7	17	44	(10)	11	62

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	4	4	(34)	10	6	(14)

NET OPERATING INCOME	$11	$21	$10	$—	$17	$48

Effective tax rate (operating income)	15.1%	4.3%	10.9%	90.0%	22.4%	5.1%

SALES:
Sales by Product:
Income Distribution Series(1)	$114	$211	$126	$139	$170	$646
Traditional Variable Annuities(2)	20	43	25	30	35	133

Total Sales	$134	$254	$151	$169	$205	$779

Sales by Distribution Channel:
Financial Intermediaries	$126	$240	$141	$158	$195	$734
Independent Producers	2	4	3	5	5	17
Dedicated Sales Specialists	6	10	7	6	5	28

Total Sales	$134	$254	$151	$169	$205	$779

(1)

The Income Distribution Series products are comprised of the deferred and immediate variable annuity products with rider options, that provide guaranteed income benefits including guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. These products do not include fixed single premium immediate annuities or deferred annuities, which may also serve income distribution needs.

(2)

The traditional variable annuities include products that provide the potential for tax deferred growth on the policyholder’s premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Selected Operating Performance Measures—Retirement Income—Fee-Based

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
Income Distribution Series
Account value, beginning of the period	$6,590	$6,334	$5,964	$6,135	$5,943	$5,943
Deposits	117	214	131	141	173	659
Surrenders, benefits and product charges	(185)	(157)	(131)	(150)	(127)	(565)

Net flows	(68)	57	—	(9)	46	94
Interest credited and investment performance	165	199	370	(162)	146	553

Account value, end of the period	6,687	6,590	6,334	5,964	6,135	6,590

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	2,078	1,993	1,879	2,048	2,016	2,016
Deposits	17	36	20	25	27	108
Surrenders, benefits and product charges	(88)	(72)	(68)	(70)	(65)	(275)

Net flows	(71)	(36)	(48)	(45)	(38)	(167)
Interest credited and investment performance	89	121	162	(124)	70	229

Account value, net of reinsurance, end of the period	2,096	2,078	1,993	1,879	2,048	2,078

Variable Life Insurance
Account value, beginning of the period	313	297	279	303	298	298
Deposits	3	3	3	3	3	12
Surrenders, benefits and product charges	(11)	(9)	(10)	(8)	(10)	(37)

Net flows	(8)	(6)	(7)	(5)	(7)	(25)
Interest credited and investment performance	14	22	25	(19)	12	40

Account value, end of the period	319	313	297	279	303	313

Total Retirement Income—Fee-Based	$9,102	$8,981	$8,624	$8,122	$8,486	$8,981

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$20	$45	$42	$32	$36	$155
Net investment income	262	273	271	277	272	1,093
Net investment gains (losses)	(13)	(11)	5	(47)	(28)	(81)
Insurance and investment product fees and other	2	1	2	2	2	7

Total revenues	271	308	320	264	282	1,174

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	110	133	139	127	127	526
Interest credited	103	107	109	111	111	438
Acquisition and operating expenses, net of deferrals	19	18	16	16	17	67
Amortization of deferred acquisition costs and intangibles	26	29	28	5	21	83
Interest expense	—	—	—	—	—	—

Total benefits and expenses	258	287	292	259	276	1,114

INCOME BEFORE INCOME TAXES	13	21	28	5	6	60
Provision for income taxes	5	8	9	2	3	22

NET INCOME	8	13	19	3	3	38

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	6	8	(3)	22	14	41

NET OPERATING INCOME	$14	$21	$16	$25	$17	$79

Effective tax rate (operating income)	35.6%	37.8%	33.4%	34.6%	38.3%	36.0%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$57	$79	$82	$72	$68	$301
Fixed Annuities(1)	109	110	136	91	39	376

Total Sales	$166	$189	$218	$163	$107	$677

Sales by Distribution Channel:
Financial Intermediaries	$108	$114	$103	$78	$60	$355
Independent Producers	55	70	108	79	44	301
Dedicated Sales Specialists	3	5	7	6	3	21

Total Sales(1)	$166	$189	$218	$163	$107	$677

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$20	$45	$42	$32	$36	$155

Total Premiums	$20	$45	$42	$32	$36	$155

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for single premium deferred annuities in the spread-based retirement income business. The linked-benefits product for single premium deferred annuities was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)	The sales for the linked-benefits product were previously reported in the long-term care insurance business in 2010 but have been reflected in this business for comparability purposes.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Selected Operating Performance Measures—Retirement Income—Spread-Based

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
Fixed Annuities
Account value, beginning of the period	$10,819	$10,972	$11,117	$11,234	$11,409	$11,409
Deposits	120	108	136	92	41	377
Surrenders, benefits and product charges	(368)	(353)	(376)	(304)	(312)	(1,345)

Net flows	(248)	(245)	(240)	(212)	(271)	(968)
Interest credited	89	92	95	95	96	378

Account value, end of the period	10,660	10,819	10,972	11,117	11,234	10,819

Single Premium Immediate Annuities
Account value, beginning of the period	6,528	6,783	6,529	6,593	6,675	6,675
Premiums and deposits	85	102	116	100	95	413
Surrenders, benefits and product charges	(256)	(261)	(251)	(251)	(265)	(1,028)

Net flows	(171)	(159)	(135)	(151)	(170)	(615)
Interest credited	83	84	85	87	88	344
Effect of accumulated net unrealized investment gains (losses)	(29)	(180)	304	—	—	124

Account value, end of the period	6,411	6,528	6,783	6,529	6,593	6,528

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,113	1,114	1,115	1,115	1,115	1,115
Surrenders, benefits and product charges	(15)	(16)	(16)	(15)	(14)	(61)

Net flows	(15)	(16)	(16)	(15)	(14)	(61)
Interest credited	15	15	15	15	14	59

Account value, net of reinsurance, end of the period	1,113	1,113	1,114	1,115	1,115	1,113

Total Retirement Income—Spread-Based	$18,184	$18,460	$18,869	$18,761	$18,942	$18,460

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$222	$217	$226	$232	$229	$904
Net investment income	130	131	122	119	106	478
Net investment gains (losses)	—	(15)	(13)	(7)	(26)	(61)
Insurance and investment product fees and other	143	124	120	109	104	457

Total revenues	495	457	455	453	413	1,778

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	258	246	239	240	228	953
Interest credited	63	60	62	61	60	243
Acquisition and operating expenses, net of deferrals	29	40	39	39	37	155
Amortization of deferred acquisition costs and intangibles	38	38	52	43	45	178
Interest expense	26	26	26	28	22	102

Total benefits and expenses	414	410	418	411	392	1,631

INCOME BEFORE INCOME TAXES	81	47	37	42	21	147
Provision for income taxes	29	15	13	14	3	45

NET INCOME	52	32	24	28	18	102

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	10	9	4	19	42

NET OPERATING INCOME	$52	$42	$33	$32	$37	$144

Effective tax rate (operating income)	35.5%	32.2%	34.9%	34.6%	25.9%	31.9%

SALES:
Sales by Product:
Term Life	$—	$—	$1	$4	$14	$19
Term Universal Life	31	31	31	24	10	96
Universal Life:
Annualized First-Year Deposits	11	10	10	9	8	37
Excess Deposits	36	33	26	27	20	106
Linked-Benefits(1)	23	14	14	11	11	50

Total Universal Life	70	57	50	47	39	193

Total Sales	$101	$88	$82	$75	$63	$308

Sales by Distribution Channel:
Financial Intermediaries	$14	$8	$9	$7	$6	$30
Independent Producers	85	79	72	67	56	274
Dedicated Sales Specialist	2	1	1	1	1	4

Total Sales(1)	$101	$88	$82	$75	$63	$308

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for universal life insurance in the life insurance business. The linked-benefits product for universal life insurance was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)	The sales for the linked-benefits product were previously reported in the long-term care insurance business in 2010 but have been reflected in this business for comparability purposes.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Life Insurance In-force

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q
Term life insurance
Life insurance in-force, net of reinsurance	$452,116	$457,079	$465,275	$468,098	$472,696
Life insurance in-force before reinsurance	$587,545	$595,259	$603,606	$612,284	$620,108

Term universal life insurance
Life insurance in-force, net of reinsurance	$58,371	$45,256	$31,761	$17,754	$5,453
Life insurance in-force before reinsurance	$58,811	$45,562	$31,935	$17,820	$5,456

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$44,131	$43,867	$43,797	$43,743	$43,712
Life insurance in-force before reinsurance	$50,855	$50,602	$50,632	$50,617	$50,655

Total life insurance
Life insurance in-force, net of reinsurance	$554,618	$546,202	$540,833	$529,595	$521,861
Life insurance in-force before reinsurance	$697,211	$691,423	$686,173	$680,721	$676,219

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$576	$573	$577	$558	$559	$2,267
Net investment income	231	242	232	230	212	916
Net investment gains (losses)	(8)	(22)	(5)	4	2	(21)
Insurance and investment product fees and other	7	17	15	9	5	46

Total revenues	806	810	819	801	778	3,208

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	615	635	602	582	581	2,400
Interest credited	—	2	1	1	1	5
Acquisition and operating expenses, net of deferrals	103	114	107	105	92	418
Amortization of deferred acquisition costs and intangibles	35	13	46	35	40	134
Interest expense	—	1	—	1	—	2

Total benefits and expenses	753	765	756	724	714	2,959

INCOME BEFORE INCOME TAXES	53	45	63	77	64	249
Provision for income taxes	18	15	23	27	23	88

NET INCOME	35	30	40	50	41	161

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	5	13	4	(3)	(1)	13

NET OPERATING INCOME	$40	$43	$44	$47	$40	$174

Effective tax rate (operating income)	35.8%	35.3%	35.5%	35.4%	35.9%	35.5%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$5	$4	$5	$3	$4	$16
Independent Producers	29	23	21	18	16	78
Dedicated Sales Specialist	12	12	12	13	11	48

Total Individual Long-Term Care	46	39	38	34	31	142
Group Long-Term Care	2	3	3	3	8	17
Medicare Supplement and Other A&H	17	23	12	11	17	63

Total Sales(1)	$65	$65	$53	$48	$56	$222

LOSS RATIOS:
Total Long-Term Care
Net Earned Premiums	$492	$492	$494	$480	$479	$1,945
Loss Ratio(2)	64.5%	72.8%	66.6%	64.6%	64.6%	67.2%
Gross Benefits Ratio(3)	110.6%	118.3%	110.8%	108.9%	107.8%	111.5%
Medicare Supplement and A&H(4)
Net Earned Premiums	$84	$81	$82	$79	$80	$322
Loss Ratio(2)	85.3%	65.1%	65.9%	76.7%	79.7%	71.8%

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for universal life insurance and single premium deferred annuities in the life insurance and spread-based retirement income businesses, respectively. The linked-benefits product was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)

The sales associated with linked-benefits products related to universal life insurance and single premium deferred annuities that were previously reported in the long-term care insurance business are being reflected in the life insurance and spread-based retirement income businesses, respectively, for comparability purposes.

(2)

The loss ratio for the long-term care insurance products was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(3)	The gross benefits ratio for the long-term care insurance products was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.
(4)	Net earned premiums and loss ratios for Medicare Supplement and A&H did not include the linked-benefits product in 2010.

International

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income—International

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$477	$481	$453	$495	$504	$1,933
Net investment income	143	129	121	127	132	509
Net investment gains (losses)	6	2	8	1	9	20
Insurance and investment product fees and other	6	5	12	(1)	6	22

Total revenues	632	617	594	622	651	2,484

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	141	129	120	163	174	586
Acquisition and operating expenses, net of deferrals	198	198	192	205	203	798
Amortization of deferred acquisition costs and intangibles	67	69	59	67	72	267
Interest expense	19	15	11	10	23	59

Total benefits and expenses	425	411	382	445	472	1,710

INCOME BEFORE INCOME TAXES	207	206	212	177	179	774
Provision for income taxes	46	53	49	35	50	187

NET INCOME	161	153	163	142	129	587
Less: net income attributable to noncontrolling interests	34	35	39	35	34	143

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	127	118	124	107	95	444

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	(1)	(3)	(2)	(4)	(10)

NET OPERATING INCOME(1)	$124	$117	$121	$105	$91	$434

Effective tax rate (operating income)	19.9%	23.7%	22.5%	16.5%	26.6%	22.4%

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International segment was $118 million for the three months ended March 31, 2011.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$156	$154	$148	$151	$147	$600
Net investment income	48	48	48	47	45	188
Net investment gains (losses)	3	1	4	(1)	5	9
Insurance and investment product fees and other	—	—	—	(1)	—	(1)

Total revenues	207	203	200	196	197	796

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	59	49	46	49	56	200
Acquisition and operating expenses, net of deferrals	23	27	24	23	22	96
Amortization of deferred acquisition costs and intangibles	14	12	11	13	12	48
Interest expense	6	4	4	—	—	8

Total benefits and expenses	102	92	85	85	90	352

INCOME BEFORE INCOME TAXES	105	111	115	111	107	444
Provision for income taxes	19	30	31	31	30	122

NET INCOME	86	81	84	80	77	322
Less: net income attributable to noncontrolling interests	34	35	39	35	34	143

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	52	46	45	45	43	179

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(1)	—	(2)	(3)

NET OPERATING INCOME(1)	$51	$46	$44	$45	$41	$176

Effective tax rate (operating income)	9.1%	24.3%	29.0%	26.5%	26.7%	26.6%

SALES:
New Insurance Written (NIW)
Flow	$4,400	$5,600	$6,700	$6,700	$4,000	$23,000
Bulk	1,100	900	600	300	1,800	3,600

Total Canada NIW(2)	$5,500	$6,500	$7,300	$7,000	$5,800	$26,600

(1)	Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $49 million for the three months ended March 31, 2011.

(2)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $5,200 million for the three months ended March 31, 2011.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$93	$92	$75	$86	$84	$337
Net investment income	43	41	38	38	37	154
Net investment gains (losses)	—	2	1	—	—	3
Insurance and investment product fees and other	—	—	1	—	1	2

Total revenues	136	135	115	124	122	496

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	42	33	29	37	36	135
Acquisition and operating expenses, net of deferrals	16	19	17	14	16	66
Amortization of deferred acquisition costs and intangibles	12	10	9	9	9	37
Interest expense	—	—	—	—	—	—

Total benefits and expenses	70	62	55	60	61	238

INCOME BEFORE INCOME TAXES	66	73	60	64	61	258
Provision for income taxes	14	16	12	5	18	51

NET INCOME	52	57	48	59	43	207
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	52	57	48	59	43	207

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(2)	—	—	—	(2)

NET OPERATING INCOME(1)	$52	$55	$48	$59	$43	$205

Effective tax rate (operating income)	21.7%	21.0%	20.1%	8.2%	29.4%	19.5%

SALES:
New Insurance Written (NIW)
Flow	$5,500	$5,900	$6,100	$6,000	$6,700	$24,700
Bulk	1,000	1,500	900	1,200	700	4,300

Total Australia NIW(2)	$6,500	$7,400	$7,000	$7,200	$7,400	$29,000

(1)	Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $47 million for the three months ended March 31, 2011.

(2)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $5,800 million for the three months ended March 31, 2011.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income (Loss) and Sales—Other International Mortgage Insurance

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$13	$16	$12	$14	$15	$57
Net investment income	4	3	3	4	3	13
Net investment gains (losses)	1	—	1	—	2	3
Insurance and investment product fees and other	1	1	5	—	1	7

Total revenues	19	20	21	18	21	80

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	13	8	20	14	55
Acquisition and operating expenses, net of deferrals	11	9	12	11	11	43
Amortization of deferred acquisition costs and intangibles	1	2	—	2	1	5
Interest expense	—	—	—	—	—	—

Total benefits and expenses	20	24	20	33	26	103

INCOME (LOSS) BEFORE INCOME TAXES	(1)	(4)	1	(15)	(5)	(23)
Provision (benefit) for income taxes	3	(1)	—	(5)	(1)	(7)

NET INCOME (LOSS)	(4)	(3)	1	(10)	(4)	(16)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(4)	(3)	1	(10)	(4)	(16)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	(1)	(1)	(2)

NET OPERATING INCOME (LOSS)(1)	$(4)	$(3)	$1	$(11)	$(5)	$(18)

Effective tax rate (operating income (loss))	-113.4%	35.5%	15.8%	31.0%	28.8%	31.5%

SALES:
New Insurance Written (NIW)
Flow	$500	$600	$700	$700	$700	$2,700
Bulk	200	1,600	—	—	—	1,600

Total Other International NIW(2)	$700	$2,200	$700	$700	$700	$4,300

(1)	Net operating income (loss) for the Other International platform adjusted for foreign exchange as compared to the prior year period was $(4) million for the three months ended March 31, 2011.

(2)	New insurance written for the Other International platform adjusted for foreign exchange as compared to the prior year period was $700 million for the three months ended March 31, 2011.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$101	$131	$160	$153	$90	$534
Australia	61	65	63	65	64	257
Other International(1)	10	9	10	—	9	28

Total International Net Premiums Written	$172	$205	$233	$218	$163	$819

Loss Ratio(2)
Canada	38%	32%	31%	32%	38%	33%
Australia	45%	37%	38%	42%	44%	40%
Other International	62%	81%	69%	136%	93%	96%
Total International Loss Ratio	42%	37%	35%	42%	43%	39%

GAAP Basis Expense Ratio(3)
Canada	24%	25%	24%	24%	23%	24%
Australia	30%	32%	33%	28%	30%	31%
Other International(1)	87%	74%	97%	86%	82%	84%
Total International GAAP Basis Expense Ratio	29%	31%	31%	29%	29%	30%

Adjusted Expense Ratio(4)
Canada	37%	29%	23%	23%	38%	27%
Australia	46%	45%	39%	37%	39%	40%
Other International(1)	114%	118%	124%	NM (6)	129%	170%
Total International Adjusted Expense Ratio	45%	38%	31%	33%	44%	36%

Primary Insurance In-force
Canada	$256,700	$246,300	$234,400	$220,400	$225,400
Australia	284,600	283,500	267,100	233,100	254,400
Other International(1)	36,200	34,300	33,900	30,600	35,700

Total International Primary Insurance In-force	$577,500	$564,100	$535,400	$484,100	$515,500

Primary Risk In-force(5)
Canada
Flow	$72,200	$69,300	$65,500	$61,300	$62,400
Bulk	17,700	16,900	16,500	15,800	16,500

Total Canada	89,900	86,200	82,000	77,100	78,900

Australia
Flow	90,000	88,900	83,500	73,000	79,400
Bulk	9,600	10,400	10,000	8,600	9,600

Total Australia	99,600	99,300	93,500	81,600	89,000

Other International
Flow(1)	4,700	4,500	4,500	4,000	4,700
Bulk	500	400	200	300	300

Total Other International	5,200	4,900	4,700	4,300	5,000

Total International Primary Risk In-force	$194,700	$190,400	$180,200	$163,000	$172,900

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 40%-45%.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs (“DAC”) and intangibles.

(4)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

(6)	“NM” is defined as not meaningful for increases or decreases greater than 500%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Insured loans in-force	1,301,973	1,287,153	1,272,984	1,250,734	1,232,052
Insured delinquent loans	3,454	3,401	3,139	3,231	3,460
Insured delinquency rate	0.27%	0.26%	0.25%	0.26%	0.28%
Flow loans in-force	1,011,823	1,000,254	983,809	962,793	942,850
Flow delinquent loans	3,113	3,117	2,897	3,009	3,218
Flow delinquency rate	0.31%	0.31%	0.29%	0.31%	0.34%
Bulk loans in-force	290,150	286,899	289,175	287,941	289,202
Bulk delinquent loans	341	284	242	222	242
Bulk delinquency rate	0.12%	0.10%	0.08%	0.08%	0.08%

Loss Metrics	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Beginning Reserves	$202	$202	$208	$222	$219
Paid claims	(66)	(56)	(58)	(53)	(59)
Increase in reserves	59	50	46	49	56
Impact of changes in foreign exchange rates	5	6	6	(10)	6

Ending Reserves	$200	$202	$202	$208	$222

	March 31, 2011		December 31, 2010		March 31, 2010
Province and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
Ontario	46%	0.18%	46%	0.18%	48%	0.23%
British Columbia	16	0.31%	16	0.30%	16	0.25%
Alberta	16	0.59%	16	0.62%	15	0.55%
Quebec	15	0.26%	15	0.23%	14	0.30%
Nova Scotia	2	0.28%	2	0.23%	2	0.26%
Saskatchewan	2	0.14%	2	0.16%	2	0.13%
Manitoba	1	0.10%	1	0.09%	1	0.08%
New Brunswick	1	0.27%	1	0.30%	1	0.26%
All Other	1	0.13%	1	0.13%	1	0.08%

Total	100%	0.27%	100%	0.26%	100%	0.28%

By Policy Year
2003 and prior	19%	0.04%	20%	0.04%	21%	0.05%
2004	8	0.10%	8	0.10%	9	0.11%
2005	8	0.15%	8	0.16%	9	0.18%
2006	10	0.36%	10	0.35%	11	0.39%
2007	21	0.53%	21	0.55%	24	0.59%
2008	12	0.67%	13	0.65%	14	0.56%
2009	8	0.34%	8	0.27%	9	0.11%
2010	12	0.10%	12	0.04%	3	—%
2011	2	—%	—	—%	—	—%

Total	100%	0.27%	100%	0.26%	100%	0.28%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance—Canada

(Canadian dollar amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$64	$56	$60	$53	$61	$230
Bulk	1	—	1	1	1	3

Total Paid Claims	$65	$56	$61	$54	$62	$233

Average Paid Claim (in thousands)	$77.0	$78.6	$71.6	$62.6	$69.8

Average Reserve Per Delinquency (in thousands)	$56.2	$58.9	$66.1	$68.5	$65.2

Loss Metrics
Beginning Reserves	$200	$207	$221	$226	$229
Paid claims	(65)	(56)	(61)	(54)	(62)
Increase in reserves	59	49	47	49	59

Ending Reserves	$194	$200	$207	$221	$226

Loan Amount
Over $550K	4%	4%	4%	4%	3%
$400K to $550K	8	8	7	7	7
$250K to $400K	29	28	29	28	28
$100K to $250K	52	53	53	54	55
$100K or Less	7	7	7	7	7

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$191	$190	$189	$187	$186

All amounts presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Insured loans in-force	1,453,554	1,468,773	1,467,660	1,477,778	1,483,844
Insured delinquent loans	7,557	7,062	7,112	7,127	7,274
Insured delinquency rate	0.52%	0.48%	0.48%	0.48%	0.49%
Flow loans in-force	1,307,167	1,304,337	1,301,004	1,314,892	1,319,402
Flow delinquent loans	7,387	6,872	6,979	6,975	7,149
Flow delinquency rate	0.57%	0.53%	0.54%	0.53%	0.54%
Bulk loans in-force	146,387	164,436	166,656	162,886	164,442
Bulk delinquent loans	170	190	133	152	125
Bulk delinquency rate	0.12%	0.12%	0.08%	0.09%	0.08%

Loss Metrics	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Beginning Reserves	$206	$188	$164	$195	$202
Paid claims	(26)	(27)	(27)	(53)	(46)
Increase in reserves	42	33	29	36	36
Impact of changes in foreign exchange rates	2	12	22	(14)	3

Ending Reserves	$224	$206	$188	$164	$195

	March 31, 2011		December 31, 2010		March 31, 2010
State and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
New South Wales	31%	0.57%	31%	0.55%	31%	0.60%
Victoria	23	0.38%	23	0.36%	23	0.39%
Queensland	23	0.64%	23	0.56%	22	0.45%
Western Australia	10	0.48%	10	0.43%	10	0.42%
South Australia	6	0.47%	6	0.43%	6	0.38%
New Zealand	2	1.23%	2	1.11%	3	1.57%
Australian Capital Territory	2	0.12%	2	0.09%	2	0.10%
Tasmania	2	0.33%	2	0.30%	2	0.25%
Northern Territory	1	0.22%	1	0.19%	1	0.09%

Total	100%	0.52%	100%	0.48%	100%	0.49%

By Policy Year
2003 and prior	20%	0.10%	20%	0.09%	23%	0.09%
2004	6	0.39%	7	0.36%	7	0.43%
2005	9	0.53%	9	0.50%	10	0.60%
2006	12	0.73%	13	0.69%	14	0.83%
2007	14	1.08%	14	1.05%	15	1.18%
2008	13	1.24%	13	1.13%	13	0.93%
2009	14	0.61%	14	0.46%	15	0.13%
2010	10	0.07%	10	0.05%	3	—%
2011	2	—%	—	—%	—	—%

Total	100%	0.52%	100%	0.48%	100%	0.49%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance—Australia

(Australian dollar amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$26	$28	$31	$60	$51	$170
Bulk	—	—	1	—	—	1

Total Paid Claims	$26	$28	$32	$60	$51	$171

Average Paid Claim (in thousands)	$71.2	$68.1	$61.5	$74.2	$66.8

Average Reserve Per Delinquency (in thousands)	$28.5	$28.4	$27.3	$27.2	$29.1

Loss Metrics
Beginning Reserves	$201	$195	$194	$212	$225
Paid claims	(26)	(28)	(32)	(60)	(51)
Increase in reserves	41	34	33	42	38

Ending Reserves	$216	$201	$195	$194	$212

Loan Amount
Over $550K	11%	11%	10%	10%	10%
$400K to $550K	14	14	14	14	14
$250K to $400K	36	35	35	35	34
$100K to $250K	32	33	34	34	34
$100K or Less	7	7	7	7	8

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$189	$188	$188	$187	$187

All amounts presented in Australian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

Risk In-force by Loan-To-Value Ratio(1)	March 31, 2011			December 31, 2010
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$31,032	$31,032	$—	$29,851	$29,851	$—
90.01% to 95.00%	23,956	23,954	3	22,899	22,896	3
80.01% to 90.00%	15,986	14,411	1,575	15,247	13,839	1,408
80.00% and below	18,867	2,776	16,091	18,205	2,665	15,540

Total Canada	$89,842	$72,174	$17,669	$86,201	$69,251	$16,950

Australia
95.01% and above	$16,035	$16,034	$1	$15,910	$15,910	$1
90.01% to 95.00%	20,530	20,520	9	20,027	20,016	11
80.01% to 90.00%	25,669	25,564	105	25,151	25,026	125
80.00% and below	37,372	27,882	9,490	38,138	27,854	10,283

Total Australia	$99,605	$90,000	$9,605	$99,227	$88,806	$10,420

Other International
95.01% and above	$956	$956	$—	$913	$913	$—
90.01% to 95.00%	2,303	2,221	82	2,152	2,074	78
80.01% to 90.00%	1,649	1,278	371	1,513	1,161	352
80.00% and below	308	260	48	358	312	46

Total Other International	$5,216	$4,716	$501	$4,936	$4,461	$476

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Income and Sales—Lifestyle Protection Insurance

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$215	$219	$218	$244	$258	$939
Net investment income	48	37	32	38	47	154
Net investment gains (losses)	2	(1)	2	2	2	5
Insurance and investment product fees and other	5	4	6	—	4	14

Total revenues	270	259	258	284	311	1,112

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	32	34	37	57	68	196
Acquisition and operating expenses, net of deferrals	148	143	139	157	154	593
Amortization of deferred acquisition costs and intangibles	40	45	39	43	50	177
Interest expense	13	11	7	10	23	51

Total benefits and expenses	233	233	222	267	295	1,017

INCOME BEFORE INCOME TAXES	37	26	36	17	16	95
Provision for income taxes	10	8	6	4	3	21

NET INCOME	27	18	30	13	13	74
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	27	18	30	13	13	74

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	1	(2)	(1)	(1)	(3)

NET OPERATING INCOME(1)	$25	$19	$28	$12	$12	$71

Effective tax rate (operating income)	26.3%	31.1%	14.8%	24.8%	14.9%	21.7%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$240	$230	$232	$220	$263	$945
Premium equivalents for administrative services only business	6	6	5	4	4	19
Reinsurance premiums assumed accounted for under the deposit method	177	191	201	200	170	762

Total Sales(2)	$423	$427	$438	$424	$437	$1,726

SALES BY REGION:
Lifestyle Protection Insurance
Established European Regions
Western Region	$128	$132	$128	$126	$166	$552
Southern Region	117	116	122	109	100	447
Nordic region	85	82	86	86	82	336
Structured Deals(3)	89	87	85	93	78	343
Other Countries	4	10	17	10	11	48

Total Sales	$423	$427	$438	$424	$437	$1,726

Loss Ratio	15%	16%	17%	23%	26%	21%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business was $26 million for the three months ended March 31, 2011.

(2)	Sales adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business were $436 million for the three months ended March 31, 2011.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Loss and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$142	$151	$149	$153	$142	$595
Net investment income	33	27	28	31	30	116
Net investment gains (losses)	1	17	15	(3)	4	33
Insurance and investment product fees and other	1	2	3	—	5	10

Total revenues	177	197	195	181	181	754

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	279	688	391	216	196	1,491
Acquisition and operating expenses, net of deferrals	34	36	28	33	34	131
Amortization of deferred acquisition costs and intangibles	4	6	6	4	3	19

Total benefits and expenses	317	730	425	253	233	1,641

LOSS BEFORE INCOME TAXES	(140)	(533)	(230)	(72)	(52)	(887)
Benefit for income taxes	(59)	(191)	(89)	(29)	(19)	(328)

NET LOSS	(81)	(342)	(141)	(43)	(33)	(559)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	—	(10)	(11)	3	(3)	(21)

NET OPERATING LOSS	$(81)	$(352)	$(152)	$(40)	$(36)	$(580)

Effective tax rate (operating loss)	42.4%	35.9%	38.2%	40.8%	36.5%	36.9%

SALES:
New Insurance Written (NIW)
Flow	$2,000	$2,600	$2,400	$2,100	$1,500	$8,600
Bulk	400	600	300	100	200	1,200

Total U.S. Mortgage Insurance NIW	$2,400	$3,200	$2,700	$2,200	$1,700	$9,800

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Other Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q		Total
Net Premiums Written	$142	$151	$148	$152	$142		$593
New Risk Written
Flow	$439	$565	$552	$480	$335		$1,932
Bulk	27	36	16	5	8		65

Total Primary	466	601	568	485	343		1,997
Pool	—	—	—	—	—		—

Total New Risk Written	$466	$601	$568	$485	$343		$1,997

Primary Insurance In-force	$123,300	$125,900	$129,100	$131,900	$134,800

Risk In-force
Flow	$27,984	$28,498	$29,199	$29,836	$30,206
Bulk	559	539	519	509	523

Total Primary	28,543	29,037	29,718	30,345	30,729
Pool	288	297	308	314	322

Total Risk In-force	$28,831	$29,334	$30,026	$30,659	$31,051

GAAP Basis Expense Ratio(1)	27%	28%	22%	25%	26%		25%
Adjusted Expense Ratio(2)	27%	28%	23%	25%	26%		25%
Flow Persistency	86%	82%	84%	88%	86%
Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	17%	18%	19%	18%	20%
Risk To Capital Ratio(3)	N/A	21.9:1	17.8:1	15.1:1	14.9:1

Average Primary Loan Size (in thousands)	$162	$161	$161	$161	$160
Primary Risk In-force Subject To Captives	41%	43%	45%	47%	48%
Primary Risk In-force That Is GSE Conforming	96%	96%	96%	96%	96%

Beginning Number of Primary Delinquencies	95,395	98,613	101,759	107,104	122,279		122,279
New delinquencies	23,866	25,771	27,180	26,034	31,126		110,111
Delinquency cures	(23,908)	(21,199)	(22,923)	(25,868)	(41,272	)(4)	(111,262)
Paid claims	(6,335)	(7,790)	(7,403)	(5,511)	(5,029)		(25,733)

Ending Number of Primary Delinquencies	89,018	95,395	98,613	101,759	107,104		95,395

Primary Delinquencies by Payment Status
3 payments or less in default	20,920	25,131	26,292	26,374	28,646
4 – 11 payments in default	31,070	34,639	37,180	42,993	49,663
12 payments or more in default	37,028	35,625	35,141	32,392	28,795

Primary Delinquencies	89,018	95,395	98,613	101,759	107,104

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(2)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(3)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for the U.S. mortgage insurance business is not available for the current period due to the timing of the statutory statement filings.

(4)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Delinquency cures included approximately 10,100 cures related to this settlement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q		1Q		Total
Net Paid Claims
Flow	$249	$263	$224	$187		$219		$893
Bulk	3	4	19	48		209		280

Total Primary	252	267	243	235		428		1,173
Pool	1	1	—	1		—		2

Total Net Paid Claims	$253	$268	$243	$236	(6)	$428	(8)	$1,175

Average Paid Claim (in thousands)	$39.7	$34.2	$32.8	$42.6	(7)	$84.7	(9)

Average Direct Net Paid Claim (in thousands)(1)	$50.8	$51.1	$51.2	$49.3		$49.6

Number of Primary Delinquencies
Flow	85,758	92,225	95,567	98,771		102,389
Bulk loans with established reserve	1,814	1,713	1,607	1,510		2,155
Bulk loans with no reserve(2)	1,446	1,457	1,439	1,478		2,560

Average Reserve Per Delinquency (in thousands)
Flow	$25.4	$24.3	$20.4	$19.5		$19.2
Bulk loans with established reserve	19.9	20.6	15.7	12.8		21.7
Bulk loans with no reserve(2)	—	—	—	—		—

Beginning Reserves	$2,282	$1,973	$1,952	$2,016		$2,289		$2,289
Paid claims	(362)	(438)	(439)	(335	)(6)	(503	)(8)	(1,715)
Increase in reserves	300	747	460	271	(6)	230	(8)	1,708

Ending Reserves	$2,220	$2,282	$1,973	$1,952		$2,016		$2,282

Beginning Reinsurance Recoverable(3)	$351	$463	$591	$634		$674		$674
Ceded paid claims	(109)	(170)	(196)	(99)		(75)		(540)
Increase in recoverable	22	58	68	56		35		217

Ending Reinsurance Recoverable	$264	$351	$463	$591		$634		$351

Loss Ratio(4)	197%	457%	263%	141%		138%		251%
Estimated Savings For Loss Mitigation Activities(5)	$122	$126	$158	$217		$233		$734

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average direct net paid claim excludes the impact of reinsurance and negotiated servicer and GSE settlements.
(2)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(3)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(4)

The ratio of incurred losses and loss adjustment expense to net earned premiums. Excluding the GSE Alt-A business settlements in the first and second quarters of 2010, the loss ratio was 253% for the twelve months ended December 31, 2010 and 144% and 141% for the three months ended June 30, 2010 and March 31, 2010, respectively.

(5)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

(6)

Net paid claims and change in reserves include the impact of settlements that the company reached during the second quarter of 2010 with a GSE counterparty regarding certain bulk Alt-A business and with a servicer regarding rescissions.

(7)	Excluding the GSE Alt-A business and the servicer settlements in the second quarter of 2010, the average paid claim was approximately $45,800 in the second quarter of 2010.
(8)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Net paid claims included $180 million and the change in reserves included a decrease of $185 million related to this settlement.

(9)	Excluding the GSE Alt-A business settlement in the first quarter of 2010, the average paid claim was approximately $49,100 in the first quarter of 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2011	2010
	1Q	4Q	3Q	2Q	1Q
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679	66%	66%	65%	65%	64%
Primary by FICO Scores 620-679	27%	27%	27%	27%	28%
Primary by FICO Scores 575-619	5%	5%	6%	6%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%

Flow by FICO Scores >679	66%	66%	65%	65%	64%
Flow by FICO Scores 620-679	27%	27%	27%	27%	28%
Flow by FICO Scores 575-619	5%	5%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	89%	89%	88%	88%	87%
Bulk by FICO Scores 620-679	9%	9%	10%	10%	11%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%

Primary A minus	5%	5%	5%	5%	5%
Primary Sub-prime(2)	5%	5%	5%	5%	5%

Primary Loans
Primary loans in-force	763,439	781,024	802,090	821,617	840,618
Primary delinquent loans	89,018	95,395	98,613	101,759	107,104
Primary delinquency rate	11.66%	12.21%	12.29%	12.39%	12.74%

Flow loans in-force	673,276	687,964	705,754	723,301	735,564
Flow delinquent loans	85,758	92,225	95,567	98,771	102,389
Flow delinquency rate	12.74%	13.41%	13.54%	13.66%	13.92%

Bulk loans in-force	90,163	93,060	96,336	98,316	105,054
Bulk delinquent loans	3,260	3,170	3,046	2,988	4,715
Bulk delinquency rate	3.62%	3.41%	3.16%	3.04%	4.49%

A minus and sub-prime loans in-force	75,421	77,822	80,774	83,859	86,185
A minus and sub-prime delinquent loans	20,656	22,827	23,882	24,867	26,387
A minus and sub-prime delinquency rate	27.39%	29.33%	29.57%	29.65%	30.62%

Pool Loans
Pool loans in-force	17,421	17,880	18,759	19,473	19,907
Pool delinquent loans	913	989	939	831	783
Pool delinquency rate	5.24%	5.53%	5.01%	4.27%	3.93%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance

	March 31, 2011			December 31, 2010			March 31, 2010
	% of Total Reserves(1)	% of Primary Risk In-force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(2)	34%	22%	16.26%	34%	23%	16.79%	23%	17.28%
South Central(3)	13	16	10.01%	14	16	11.00%	16	11.81%
Northeast(4)	11	14	11.44%	10	14	11.66%	14	11.13%
North Central(5)	12	12	11.06%	12	11	11.51%	11	11.66%
Pacific(6)	14	11	13.64%	14	11	14.39%	11	16.66%
Great Lakes(7)	7	9	8.44%	7	9	8.92%	9	9.47%
Plains(8)	3	6	7.73%	3	6	8.14%	6	7.72%
New England(9)	3	5	10.43%	3	5	10.71%	5	11.67%
Mid-Atlantic(10)	3	5	10.09%	3	5	10.67%	5	11.85%

Total	100%	100%	11.66%	100%	100%	12.21%	100%	12.74%

By State
Florida	23%	7%	28.09%	23%	8%	28.31%	8%	29.07%
Texas	3%	7%	7.63%	3%	7%	8.71%	7%	9.10%
New York	4%	7%	9.59%	4%	7%	9.76%	6%	9.12%
California	7%	5%	12.89%	7%	5%	13.99%	5%	17.72%
Illinois	8%	5%	15.44%	7%	5%	15.79%	5%	16.09%
Georgia	4%	4%	15.12%	4%	4%	16.16%	4%	17.40%
North Carolina	2%	4%	10.73%	2%	4%	11.23%	4%	11.50%
New Jersey	4%	4%	17.53%	4%	4%	17.30%	4%	16.68%
Pennsylvania	2%	4%	10.32%	2%	4%	10.94%	4%	10.66%
Ohio	2%	3%	7.97%	2%	3%	8.19%	3%	8.11%

(1)	Total reserves were $2,220 million and $2,282 million as of March 31, 2011 and December 31, 2010, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(4)	New Jersey, New York and Pennsylvania
(5)	Illinois, Minnesota, Missouri and Wisconsin
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(7)	Indiana, Kentucky, Michigan and Ohio
(8)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont
(10)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

Primary Risk In-force:	March 31, 2011	% of Total	December 31, 2010	% of Total	March 31, 2010	% of Total
Lender concentration (by original applicant)	$28,543		$29,037		$30,729
Top 10 lenders	14,322		14,647		15,365
Top 20 lenders	16,366		16,729		17,904

Loan-to-value ratio
95.01% and above	$7,181	25%	$7,274	25%	$7,775	25%
90.01% to 95.00%	9,875	35	10,044	34	10,594	34
80.01% to 90.00%	10,992	38	11,243	39	11,902	39
80.00% and below	495	2	476	2	458	2

Total	$28,543	100%	$29,037	100%	$30,729	100%

Loan grade
Prime	$25,730	90%	$26,139	90%	$27,525	90%
A minus and sub-prime	2,813	10	2,898	10	3,204	10

Total	$28,543	100%	$29,037	100%	$30,729	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$27,384	96%	$27,874	96%	$29,502	96%
Bulk	538	2	517	2	498	2
Adjustable rate mortgage
Flow	600	2	624	2	704	2
Bulk	21	—	22	—	25	—
Second mortgages	—	—	—	—	—	—

Total	$28,543	100%	$29,037	100%	$30,729	100%

Type of documentation
Alt-A
Flow	$837	3%	$872	3%	$991	3%
Bulk	40	—	41	—	65	—
Standard(2)
Flow	27,147	95	27,626	95	29,215	95
Bulk	519	2	498	2	458	2

Total	$28,543	100%	$29,037	100%	$30,729	100%

Mortgage term
15 years and under	$459	2%	$425	1%	$360	1%
More than 15 years	28,084	98	28,612	99	30,369	99

Total	$28,543	100%	$29,037	100%	$30,729	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with historical and expected delinquency rates consistent with the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	March 31, 2011
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-force	% of Total	Primary Risk In-force	% of Total
2000 and prior	7.86%	0.8%	$1,995	1.6%	$512	1.8%
2001	7.56%	0.5	1,037	0.8	261	0.9
2002	6.64%	1.0	2,559	2.1	629	2.2
2003	5.65%	2.3	10,225	8.3	1,762	6.2
2004	5.88%	2.6	6,245	5.1	1,416	5.0
2005	5.98%	13.5	10,088	8.2	2,589	9.1
2006	6.49%	22.4	13,590	11.0	3,316	11.6
2007	6.57%	48.8	29,931	24.3	7,377	25.8
2008	6.16%	7.9	27,807	22.5	6,894	24.1
2009	5.08%	0.1	8,254	6.7	1,421	5.0
2010	4.66%	0.1	9,248	7.5	1,901	6.7
2011	4.50%	—	2,343	1.9	465	1.6

Total	6.10%	100.0%	$123,322	100.0%	$28,543	100.0%

Occupancy and Property Type	March 31, 2011	December 31, 2010
Occupancy Status % of Primary Risk In-force
Primary residence	93.7%	93.7%
Second home	3.9	3.9
Non-owner occupied	2.4	2.4

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.8%	85.7%
Condominium and co-operative	11.3	11.3
Multi-family and other	2.9	3.0

Total	100.0%	100.0%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $2,220 million as of March 31, 2011.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679	FICO 620 - 679(1)	FICO < 620	Total
	2011	2011	2011	2011
Primary Risk In-force	1Q	1Q	1Q	1Q
Total Primary Risk In-force	$18.9	$7.6	$2.0	$28.5
Delinquency rate(2)	7.4%	18.5%	27.8%	11.7%
2011 policy year	$0.5	$—	$—	$0.5
Delinquency rate	—%	—%	—%	—%
2010 policy year	$1.8	$0.1	$—	$1.9
Delinquency rate	0.1%	0.3%	1.8%	0.1%
2009 policy year	$1.3	$0.1	$—	$1.4
Delinquency rate	0.4%	1.8%	5.6%	0.5%
2008 policy year	$5.2	$1.4	$0.3	$6.9
Delinquency rate	6.3%	14.7%	24.7%	8.7%
2007 policy year	$4.2	$2.4	$0.8	$7.4
Delinquency rate	12.6%	22.6%	32.5%	18.2%
2006 policy year	$1.9	$1.1	$0.3	$3.3
Delinquency rate	13.6%	22.4%	28.8%	18.0%
2005 and prior policy year	$4.0	$2.5	$0.6	$7.1
Delinquency rate	7.5%	16.9%	23.5%	11.6%
Fixed rate mortgage	$18.6	$7.4	$1.9	$27.9
Delinquency rate	7.1%	18.3%	27.6%	11.4%
Adjustable rate mortgage	$0.3	$0.2	$0.1	$0.6
Delinquency rate	24.8%	27.4%	36.1%	26.7%
Loan-to-value > 95%	$3.8	$2.6	$0.8	$7.2
Delinquency rate	9.3%	20.7%	31.3%	16.1%
Alt-A(3)	$0.6	$0.3	$—	$0.9
Delinquency rate	18.8%	32.7%	34.7%	23.0%
Interest only and option ARMs	$1.4	$0.5	$0.1	$2.0
Delinquency rate	26.9%	37.3%	42.7%	30.3%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	March 31, 2011	December 31, 2010	March 31, 2010
GSE Alt-A
Risk in-force	$27	$28	$58
Average FICO score	732	732	721
Loan-to-value ratio	81%	81%	79%
Standard documentation(1)	11%	11%	18%
Stop loss	100%	100%	100%
Deductible	—%	—%	49%

FHLB
Risk in-force	$459	$436	$382
Average FICO score	757	753	757
Loan-to-value ratio	75%	75%	70%
Standard documentation(1)	97%	97%	96%
Stop loss	94%	93%	90%
Deductible	100%	100%	100%

Other
Risk in-force	$73	$75	$83
Average FICO score	692	692	699
Loan-to-value ratio	92%	92%	91%
Standard documentation(1)	97%	97%	97%
Stop loss	8%	9%	9%
Deductible	—%	—%	—%
Total Bulk Risk In-force	$559	$539	$523

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			March 31, 2011
Book Year(2)	Original Book Risk In-force ($B)(3)	Progression To Attachment Point	Current Risk In-force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)
2004		0%-50%	$—	$4
2004		50%-75%	0.2	29
2004		75%-99%	0.2	31
2004		Attached	0.3	44

2004 Total	$3.1		$0.7	$108	$2

2005		0%-50%	$—	$1
2005		50%-75%	—	—
2005		75%-99%	—	1
2005		Attached	1.5	451

2005 Total	$3.9		$1.5	$453	2

2006		0%-50%	$—	$1
2006		50%-75%	—	—
2006		75%-99%	—	—
2006		Attached	1.6	640

2006 Total	$3.4		$1.6	$641	9

2007		0%-50%	$—	$1
2007		50%-75%	—	—
2007		75%-99%	—	1
2007		Attached	3.4	1,133

2007 Total	$5.4		$3.4	$1,135	4

2008		0%-50%	$0.3	$8
2008		50%-75%	0.2	8
2008		75%-99%	0.1	4
2008		Attached	1.3	161

2008 Total	$2.7		$1.9	$181	4

Captive Benefits In Quarter ($MM)					$21

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original risk in-force for that book year.

(2)	Book year amounts may include loans from additional periods pursuant to reinsurance agreement terms and conditions.
(3)	Original book risk in-force and ever-to-date incurred losses include amounts for active captive books only.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	26	56	36	35	9	136
Net investment gains (losses)	(7)	(1)	25	(68)	(16)	(60)
Insurance and investment product fees and other	2	3	7	(3)	3	10

Total revenues	21	58	68	(36)	(4)	86

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	1	—	—	1
Interest credited	33	34	38	35	39	146
Acquisition and operating expenses, net of deferrals	(5)	16	(2)	9	8	31
Amortization of deferred acquisition costs and intangibles	3	3	3	4	4	14
Interest expense	82	77	77	70	70	294

Total benefits and expenses	113	130	117	118	121	486

LOSS BEFORE INCOME TAXES	(92)	(72)	(49)	(154)	(125)	(400)
Benefit for income taxes	(16)	(32)	(14)	(51)	(157)	(254)

NET INCOME (LOSS)	(76)	(40)	(35)	(103)	32	(146)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	4	2	(16)	42	11	39
Net tax benefit related to separation from the company’s former parent	—	—	—	—	(106)	(106)

NET OPERATING LOSS	$(72)	$(38)	$(51)	$(61)	$(63)	$(213)

Effective tax rate (operating loss)	16.4%	44.0%	31.2%	30.6%	42.1%	37.2%

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$3,717	$4,094	$4,441	$4,372	$4,502	$4,502
Deposits	—	262	79	152	—	493
Surrenders and benefits(2)	(435)	(680)	(477)	(124)	(171)	(1,452)

Net flows	(435)	(418)	(398)	28	(171)	(959)
Interest credited	33	36	41	43	43	163
Foreign currency translation	2	5	10	(2)	(2)	11

Account value, end of period	$3,317	$3,717	$4,094	$4,441	$4,372	$3,717

(1)	Includes inter-segment eliminations and non-strategic products.
(2)	The company has included in “surrenders and benefits” the early retirement of institutional contracts at a discount to contract values.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Investments Summary

(amounts in millions)

		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$31,912	45%	$31,781	45%	$32,379	43%	$30,044	42%	$28,675	41%
	Private fixed maturity securities	9,188	13	9,239	13	9,458	13	9,254	13	9,397	14
	Residential mortgage-backed securities(1)	3,841	5	3,760	5	3,640	5	3,258	4	3,141	5
	Commercial mortgage-backed securities	3,329	5	3,361	5	3,379	5	3,428	5	3,457	5
	Other asset-backed securities	2,126	3	2,287	3	2,345	3	2,301	3	2,186	3
	Tax-exempt	924	1	1,026	1	1,263	2	1,341	2	1,415	2
	Non-investment grade fixed maturity securities	3,678	5	3,729	5	3,892	5	3,760	5	3,769	5
	Equity securities:
	Common stocks and mutual funds	232	—	215	—	90	—	81	—	82	—
	Preferred stocks	123	—	117	—	133	—	118	—	97	—
	Commercial mortgage loans	6,600	9	6,718	9	6,929	9	7,208	10	7,336	10
	Restricted commercial mortgage loans related to securitization entities	485	1	507	1	522	1	535	1	552	1
	Policy loans	1,480	2	1,471	2	1,480	2	1,467	2	1,408	2
	Cash, cash equivalents and short-term investments	3,940	6	3,271	5	3,800	5	4,776	7	4,763	7
	Securities lending	811	1	772	1	702	1	680	1	593	1
Other invested assets:	Limited partnerships(2)	339	—	340	—	365	—	363	1	371	1
	Derivatives:
	LTC forward starting swap—cash flow	169	—	222	—	821	1	540	1	69	—
	Other cash flow	192	—	205	—	188	—	142	—	101	—
	Fair value	113	—	130	—	147	—	144	—	151	—
	Equity index options—non-qualified	32	—	33	—	61	—	97	—	34	—
	LTC swaptions—non-qualified	—	—	—	—	8	—	4	—	14	—
	Other non-qualified	395	1	457	1	458	1	516	1	490	1
	Trading portfolio	667	1	677	1	701	1	221	—	167	—
	Counterparty collateral	745	1	794	2	1,586	2	1,058	1	628	1
	Restricted other invested assets related to securitization entities	376	1	372	1	378	1	374	1	385	1
	Other	91	—	85	—	81	—	87	—	57	—

	Total invested assets and cash	$71,788	100%	$71,569	100%	$74,806	100%	$71,797	100%	$69,338	100%

	Public Fixed Maturity Securities—Credit Quality:
	Rating Agency Designation
	AAA	$15,607	37%	$15,797	37%	$16,138	37%	$14,525	36%	$13,625	35%
	AA	4,912	11	4,947	12	5,054	12	4,947	12	4,808	12
	A	11,363	27	11,322	26	11,679	27	11,147	27	11,034	28
	BBB	8,311	20	8,224	19	8,370	19	7,804	19	7,561	19
	BB	1,358	3	1,451	4	1,464	3	1,373	4	1,441	4
	B	309	1	292	1	348	1	430	1	454	1
	CCC and lower	525	1	493	1	477	1	451	1	400	1
	Not rated	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturity securities	$42,385	100%	$42,526	100%	$43,530	100%	$40,677	100%	$39,323	100%

	Private Fixed Maturity Securities—Credit Quality:
	Rating Agency Designation
	AAA	$1,339	11%	$1,490	12%	$1,589	12%	$1,433	11%	$1,311	10%
	AA	964	8	929	7	1,010	8	1,170	9	1,134	9
	A	4,089	32	4,018	32	4,069	32	3,889	31	3,889	31
	BBB	4,735	37	4,727	37	4,555	36	4,711	37	4,909	38
	BB	1,102	9	1,077	9	1,185	9	1,135	9	1,184	10
	B	175	1	259	2	269	2	245	2	151	1
	CCC and lower	209	2	157	1	149	1	126	1	139	1

	Total private fixed maturity securities	$12,613	100%	$12,657	100%	$12,826	100%	$12,709	100%	$12,717	100%

	(1) The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (“CDOs”).
	(2) Limited partnerships by type:
	Real estate	$156		$155		$177		$165		$159
	Infrastructure	115		116		112		114		113
	Other	68		69		76		84		99

	Total limited partnerships	$339		$340		$365		$363		$371

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$3,414	6%	$3,705	7%	$3,922	7%	$3,684	7%	$3,029	6%
Tax-exempt	928	2	1,030	2	1,271	2	1,350	3	1,436	3
Foreign government	2,359	4	2,369	4	2,352	4	2,146	4	2,414	5
U.S. corporate	23,753	43	23,967	43	24,525	44	23,378	44	22,253	43
Foreign corporate	13,937	25	13,498	25	13,815	24	12,799	24	13,151	25
Residential mortgage-backed securities	4,600	9	4,455	8	4,334	8	3,955	7	3,810	7
Commercial mortgage-backed securities	3,756	7	3,743	7	3,757	7	3,726	7	3,693	7
Other asset-backed securities	2,251	4	2,416	4	2,380	4	2,348	4	2,254	4

Total fixed maturity securities	$54,998	100%	$55,183	100%	$56,356	100%	$53,386	100%	$52,040	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,234	23%	$8,025	23%	$8,425	23%	$8,076	24%	$8,440	26%
Utilities and energy	7,950	22	7,977	23	8,123	23	7,628	23	7,460	23
Consumer—non-cyclical	4,148	12	4,071	11	4,210	12	4,065	12	3,728	11
Consumer—cyclical	1,773	5	1,760	5	1,808	5	1,791	5	1,559	5
Capital goods	2,191	6	2,163	6	2,107	6	2,028	6	1,990	6
Industrial	1,850	5	1,789	5	1,531	4	1,461	4	1,431	4
Technology and communications	2,250	6	2,192	6	2,221	6	1,909	6	1,925	6
Transportation	1,284	4	1,324	4	1,344	4	1,290	4	1,240	4
Other	5,852	17	5,861	17	6,023	17	5,435	16	5,101	15

Subtotal	$35,532	100%	$35,162	100%	$35,792	100%	$33,683	100%	$32,874	100%

Non-Investment Grade:
Finance and insurance	$441	21%	$512	22%	$637	25%	$647	26%	$669	26%
Utilities and energy	282	13	242	10	249	10	221	9	240	10
Consumer—non-cyclical	218	10	266	12	282	11	282	11	322	13
Consumer—cyclical	163	8	175	8	202	8	193	8	210	8
Capital goods	325	15	374	16	400	16	388	16	379	15
Industrial	369	17	362	16	400	15	389	16	354	14
Technology and communications	225	10	238	10	240	9	229	9	226	9
Transportation	95	4	97	4	99	4	106	4	77	3
Other	40	2	37	2	39	2	39	1	53	2

Subtotal	$2,158	100%	$2,303	100%	$2,548	100%	$2,494	100%	$2,530	100%

Total	$37,690	100%	$37,465	100%	$38,340	100%	$36,177	100%	$35,404	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$2,379	4%	$2,707	5%	$2,613	4%	$2,801	5%	$2,660	5%
Due after one year through five years	12,248	22	12,423	22	12,562	22	11,696	22	12,582	24
Due after five years through ten years	9,678	18	9,232	17	9,454	17	8,877	17	8,152	16
Due after ten years	20,086	37	20,207	37	21,256	38	19,983	37	18,889	36

Subtotal	44,391	81	44,569	81	45,885	81	43,357	81	42,283	81
Mortgage and asset-backed securities	10,607	19	10,614	19	10,471	19	10,029	19	9,757	19

Total fixed maturity securities	$54,998	100%	$55,183	100%	$56,356	100%	$53,386	100%	$52,040	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Commercial Mortgage Loans Summary

(amounts in millions)

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region

Pacific	$1,746	26%	$1,769	26%	$1,857	27%	$1,937	27%	$1,966	27%
South Atlantic	1,577	24	1,583	23	1,593	23	1,660	23	1,669	23
Middle Atlantic	880	13	937	14	935	13	974	13	987	13
East North Central	603	9	612	9	657	9	701	10	714	10
Mountain	527	8	540	8	591	9	624	8	640	9
New England	480	7	482	7	484	7	491	7	486	6
West North Central	355	5	369	6	374	5	378	5	385	5
West South Central	305	5	297	4	306	4	314	4	325	4
East South Central	181	3	183	3	189	3	194	3	210	3

Subtotal	6,654	100%	6,772	100%	6,986	100%	7,273	100%	7,382	100%

Allowance for losses	(58)		(59)		(62)		(70)		(52)
Unamortized fees and costs	4		5		5		5		6

Total	$6,600		$6,718		$6,929		$7,208		$7,336

Property Type

Retail	$1,976	30%	$1,974	29%	$2,015	29%	$2,047	28%	$2,074	28%
Office	1,822	27	1,850	27	1,897	27	1,971	27	1,991	27
Industrial	1,745	26	1,788	26	1,861	27	1,903	26	1,955	27
Apartments	700	11	725	11	776	11	812	11	819	11
Mixed use/other	411	6	435	7	437	6	540	8	543	7

Subtotal	6,654	100%	6,772	100%	6,986	100%	7,273	100%	7,382	100%

Allowance for losses	(58)		(59)		(62)		(70)		(52)
Unamortized fees and costs	4		5		5		5		6

Total	$6,600		$6,718		$6,929		$7,208		$7,336

Allowance for Losses on Commercial Mortgage Loans

Beginning balance	$59		$62		$70		$52		$48
Provision	—		7		5		18		4
Release	(1)		(10)		(13)		—		—

Ending balance	$58		$59		$62		$70		$52

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Commercial Mortgage Loans Summary

(amounts in millions)

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,851	43%	$2,881	43%	$2,928	42%	$2,998	41%	$3,069	41%
$5 million but less than $10 million	1,546	23	1,576	23	1,623	23	1,679	23	1,670	23
$10 million but less than $20 million	1,215	18	1,234	18	1,316	19	1,339	19	1,378	19
$20 million but less than $30 million	296	5	299	4	300	4	309	4	311	4
$30 million and over	747	11	786	12	819	12	952	13	954	13

Subtotal	6,655	100%	6,776	100%	6,986	100%	7,277	100%	7,382	100%

Net premium/discount	(1)		(4)		—		(4)		—

Total	$6,654		$6,772		$6,986		$7,273		$7,382

Commercial Mortgage Loan Information by Vintage as of March 31, 2011

(loan amounts in millions)

Loan Year	Total Loan Balance	Delinquent Loan Balance	Number of Loans	Number of Delinquent Loans	Average Balance Per Loan	Average Balance Per Delinquent Loan	Average Loan-To-Value (1)
2004 and prior	$2,103	$35	886	8	$2	$4	50%
2005	1,440	3	310	1	$5	$3	64%
2006	1,397	—	281	—	$5	$—	72%
2007	1,293	—	191	—	$7	$—	77%
2008	281	11	58	2	$5	$5	77%
2009	—	—	—	—	$—	$—	—%
2010	103	—	17	—	$6	$—	64%
2011	38	—	9	—	$4	$—	70%

Total	$6,655	$49	1,752	11	$4	$4	65%

(1)	Represents loan-to-value as of March 31, 2011.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$670	$689	$658	$646	$626	$2,619
Fixed maturity securities—non-taxable	11	13	14	16	16	59
Commercial mortgage loans	92	93	95	99	104	391
Restricted commercial mortgage loans related to securitization entities	10	9	10	10	10	39
Equity securities	3	3	4	5	2	14
Other invested assets	30	32	23	29	32	116
Limited partnerships	4	11	1	10	(34)	(12)
Restricted other invested assets related to securitization entities	—	—	1	—	1	2
Policy loans	29	29	28	28	27	112
Cash, cash equivalents and short-term investments	6	6	6	4	5	21

Gross investment income before expenses and fees	855	885	840	847	789	3,361
Expenses and fees	(25)	(22)	(25)	(24)	(24)	(95)

Net investment income	$830	$863	$815	$823	$765	$3,266

Annualized Yields
Fixed maturity securities—taxable	5.0%	5.2%	5.0%	5.0%	4.9%	5.0%
Fixed maturity securities—non-taxable	4.2%	4.2%	4.3%	4.3%	4.3%	4.3%
Commercial mortgage loans	5.5%	5.5%	5.4%	5.5%	5.8%	5.6%
Restricted commercial mortgage loans related to securitization entities	7.6%	7.3%	7.6%	7.3%	7.3%	7.4%
Equity securities	3.2%	4.0%	6.8%	11.8%	6.6%	6.7%
Other invested assets	11.7%	12.1%	13.3%	17.3%	15.0%	14.0%
Limited partnerships(1)	5.1%	12.3%	1.0%	10.6%	-34.0%	-3.4%
Restricted other invested assets related to securitization entities	0.3%	0.3%	0.3%	0.3%	1.0%	0.5%
Policy loans	8.0%	8.0%	7.6%	7.7%	7.7%	7.8%
Cash, cash equivalents and short-term investments	0.7%	0.7%	0.5%	0.3%	0.4%	0.5%

Gross investment income before expenses and fees	5.0%	5.1%	4.8%	4.9%	4.6%	4.9%
Expenses and fees	-0.2%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%

Net investment income	4.8%	5.0%	4.7%	4.8%	4.4%	4.8%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total

Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(3)	$(1)	$3	$4	$(6)	$—
U.S. government, agencies and government-sponsored enterprises	3	—	1	—	(4)	(3)
Foreign corporate	(1)	2	3	16	2	23
Foreign government	—	(3)	3	—	(2)	(2)
Tax-exempt	—	2	(2)	(3)	4	1
Mortgage-backed securities	(2)	(1)	(7)	(5)	(3)	(16)
Asset-backed securities	—	(6)	(1)	—	(1)	(8)
Equity securities	2	7	—	1	—	8
Foreign exchange	—	—	1	(1)	—	—

Total net realized gains (losses) on available-for-sale securities	(1)	—	1	12	(10)	3

Impairments:
Sub-prime residential mortgage-backed securities	(6)	(5)	(3)	(1)	(16)	(25)
Alt-A residential mortgage-backed securities:	(4)	(4)	(9)	(13)	(8)	(34)

Total sub-prime and Alt-A residential mortgage-backed securities	(10)	(9)	(12)	(14)	(24)	(59)

Prime residential mortgage-backed securities	(3)	(2)	(4)	(3)	(6)	(15)
Other asset-backed securities	—	—	—	(9)	(10)	(19)
Commercial mortgage-backed securities	—	(1)	(2)	(1)	(1)	(5)
Corporate fixed maturity securities	(9)	(10)	(6)	—	(3)	(19)
Financial hybrid securities	—	—	—	—	(4)	(4)
Limited partnerships	—	—	—	(2)	(4)	(6)
Commercial mortgage loans	(1)	(2)	(1)	(3)	—	(6)

Total impairments	(23)	(24)	(25)	(32)	(52)	(133)

Net unrealized gains (losses) on trading securities	7	(4)	14	(2)	4	12
Derivative instruments	(6)	1	61	(25)	(5)	32
Bank loans	—	(1)	1	4	3	7
Limited partnerships	—	—	(1)	(2)	(1)	(4)
Commercial mortgage loans held-for-sale market valuation allowance	(1)	1	(4)	(13)	(3)	(19)
Net gains (losses) related to securitization entities	6	2	20	(31)	7	(2)
Other	—	—	—	—	11	11

Net investment gains (losses), net of taxes	(18)	(25)	67	(89)	(46)	(93)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	3	(1)	(12)	13	5	5
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(1)	—	(1)	—	(1)	(2)

Net investment gains (losses), net of taxes and other adjustments	$(16)	$(26)	$54	$(76)	$(42)	$(90)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$46	$142	$343	$279	$187
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,498	$12,494	$12,499	$12,363	$12,149
GAAP Basis ROE (1) divided by (2)	0.4%	1.1%	2.7%	2.3%	1.5%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$110	$126	$355	$407	$298
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,498	$12,494	$12,499	$12,363	$12,149
Operating ROE (1) divided by (2)	0.9%	1.0%	2.8%	3.3%	2.5%

Quarterly Average ROE	Three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$82	$(161)	$83	$42	$178
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,413	$12,444	$12,559	$12,572	$12,492
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	2.6%	-5.2%	2.6%	1.3%	5.7%

Operating ROE
Net operating income for the period ended(3)	$98	$(135)	$29	$118	$114
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,413	$12,444	$12,559	$12,572	$12,492
Annualized Operating Quarterly Basis ROE (3) divided by (4)	3.2%	-4.3%	0.9%	3.8%	3.7%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income from page 10 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Reconciliation of Expense Ratio

(amounts in millions)

	2011	2010
GAAP Basis Expense Ratio	1Q	4Q	3Q	2Q	1Q	Total
Acquisition and operating expenses, net of deferrals(1)	$500	$519	$472	$499	$475	$1,965
Total revenues (2)	$2,568	$2,591	$2,667	$2,410	$2,421	$10,089

Expense ratio (1) divided by (2)	19.5%	20.0%	17.7%	20.7%	19.6%	19.5%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$500	$519	$472	$499	$475	$1,965
Less wealth management business	92	76	73	72	66	287
Less lifestyle protection insurance business	148	143	139	157	154	593

Adjusted acquisition and operating expenses, net of deferrals(3)	$260	$300	$260	$270	$255	$1,085

Total revenues	$2,568	$2,591	$2,667	$2,410	$2,421	$10,089
Less wealth management business	110	93	89	89	81	352
Less lifestyle protection insurance business	270	259	258	284	311	1,112
Less net investment gains (losses)	(30)	(38)	103	(141)	(72)	(148)

Adjusted total revenues(4)	$2,218	$2,277	$2,217	$2,178	$2,101	$8,773

Adjusted expense ratio (3) divided by (4)	11.7%	13.2%	11.7%	12.4%	12.1%	12.4%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and lifestyle protection insurance businesses. The wealth management and lifestyle protection insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Reconciliation of Core Premiums

(amounts in millions)

	2011	2010
	1Q	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,437	$1,467	$1,447	$1,470	$1,470	$5,854
Less retirement income—spread-based premiums	20	45	42	32	36	155
Less impact of changes in foreign exchange rates	10	(7)	(11)	25	68	75

Core premiums	$1,407	$1,429	$1,416	$1,413	$1,366	$5,624

Reported premium percentage change from prior year	-2.0%	-3.7%	-3.0%	-2.1%	-2.1%	-2.7%
Core premium percentage change from prior year	-1.5%	1.3%	-5.9%	-9.2%	-13.3%	-7.0%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Reconciliation of Core Yield

		2011	2010
	(Assets—amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$71.8	$71.6	$74.8	$71.8	$69.3	$71.6
	Subtract:
	Securities lending	0.8	0.8	0.7	0.7	0.6	0.8
	Unrealized gains (losses)	1.2	1.3	3.8	1.7	(0.9)	1.3
	Derivative counterparty collateral	0.7	0.8	1.6	1.1	0.6	0.8

	Adjusted end of period invested assets	$69.1	$68.7	$68.7	$68.3	$69.0	$68.7

(A)	Average Invested Assets Used in Reported Yield Calculation	$68.9	$68.7	$68.6	$68.7	$68.9	$68.6
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities	0.5	0.5	0.5	0.5	0.6	0.6

(B)	Average Invested Assets Used in Core Yield Calculation	68.4	68.2	68.1	68.2	68.3	68.0
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(1)	8.6	9.1	9.4	9.3	9.3	9.2

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$59.8	$59.1	$58.7	$58.9	$59.0	$58.8

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$830	$863	$815	$823	$765	$3,266
	Subtract:
	Bond calls and commercial mortgage loan prepayments	8	13	8	—	7	28
	Reinsurance(2)	32	20	14	21	29	84
	Other non-core items(3)	2	31	6	7	—	44
	Restricted commercial mortgage loans and other invested assets related to securitization entities	7	7	7	7	8	29

(E)	Core Net Investment Income	781	792	780	788	721	3,081
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(1)	34	33	34	28	2	97

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$747	$759	$746	$760	$719	$2,984

(D)/(A)	Reported Yield	4.82%	5.02%	4.75%	4.79%	4.44%	4.76%
(E)/(B)	Core Yield	4.57%	4.65%	4.58%	4.62%	4.22%	4.52%
(F)/(C)	Core Yield (excl. Floating and Non-Recourse Funding)	5.00%	5.14%	5.08%	5.16%	4.87%	5.07%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(2)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(3)	Includes mark-to-market adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), A.M. Best Company, Inc. (“A.M. Best”) and Fitch Ratings (“Fitch”) as follows:

Company	S&P	Moody’s	A.M. Best	Fitch
Genworth Life Insurance Company	A	A2	A	A-
Genworth Life Insurance Company	A-1	P-1	Not rated	Not rated
(short-term rating)
Genworth Life and Annuity Insurance Company	A	A2	A	A-
Genworth Life and Annuity Insurance Company	A -1	P-1	Not rated	Not rated
(short-term rating)
Genworth Life Insurance Company of New York	A	A2	A	A-
Continental Life Insurance Company of Brentwood, Tennessee	Not rated	Not rated	A-	A-
American Continental Insurance Company	Not rated	Not rated	A-	Not rated

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BB+	Baa2
Genworth Residential Mortgage Insurance Corporation of NC	BB+	Baa2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Baa3
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAA	Aa3.mx

The company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (“DBRS”).

The S&P, Moody’s, A.M. Best, Fitch and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Financial Strength Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “A” (Strong), “BBB” (Good) or “BB” (Marginal) have strong, good, or marginal financial security characteristics, respectively. The “AA,” “A”, “BBB” and “BB” ranges are the second-, third-, fourth- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-,” “BBB” and “BB+” ratings are the fourth-, sixth-, seventh-, ninth- and eleventh-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and that insurance companies rated “Baa” (Adequate) offer adequate financial security. The “A” (Good) and “Baa” (Adequate) ranges are the third- and fourth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2,” “Baa2” and “Baa3” ratings are the fifth-, sixth-, ninth-and tenth-highest, respectively, of Moody’s 21 ratings categories. The short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) and “A-” (Excellent) ratings are assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) and “A-” (Excellent) ratings are the third- and fourth-highest, respectively, of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 19 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly variable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com

Diana Hickert-Hill, 804-662-2643

Diana.Hickert-Hill@genworth.com